This Amendment (this "Amendment") to the Agreement and Plan of Merger
(the "Agreement"), is made and entered into as of April 18, 2000, by and among SILVER KING RESOURCES, INC., a Delaware corporation ("Acquiror"), SILVER KING ACQUISITION, INC., a Delaware corporation and wholly owned subsidiary of Acquiror ("Newco"), ENEXI INC., a Delaware corporation ("eNexi"), and Dr. Roger LeRoy Miller and Larry Mayle, the principal stockholders of eNexi (collectively, the "Principal Stockholders").

                                    RECITALS

     A. WHEREAS on March 21, 2000, the Parties hereto entered into the Agreement under which Newco shall merge with and into eNexi; and

     B. WHEREAS the parties have agreed to extend the deadline for the closing date of the Merger from April 30, 2000 to June 15, 2000.

                                   AGREEMENTS

     NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the Agreement as follows.

     1. Closing Date. Subclause (b) at the end of Section 2.1 of the Agreement is hereby amended to read as follows: "at such other time, date and place as the parties may agree, but in no event shall such date be later than June 15, 2000."

     2. Counterparts. This Amendment may be executed in one or more counterparts, each of which, when so executed and delivered, will be an original instrument, and such counterparts together will constitute a single agreement.

     3. Amendments. Except as modified by this Amendment, all other terms and provisions of the Agreement shall remain in full force and effect.

     4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the laws that might otherwise govern under principles of conflicts of laws applicable thereto.

     IN WITNESS WHEREOF, each of the undersigned has signed or has caused this Agreement to be signed by their respective officers hereunto duly authorized, all as of the date first written above.

                                            SILVER KING RESOURCES, INC.,
                                            a Delaware Corporation

                                  By:       /s/ Alan Stier
                                            --------------
                                            Name:   Alan Stier
                                            Title:  President



                                            SILVER KING ACQUISITION, INC.,
                                            a Delaware Corporation



                                  By:       /s/ Alan Stier
                                            --------------
                                            Name:   Alan Stier
                                            Title:  President



                                            ENEXI INC., a Delaware Corporation



                                  By:       /s/ Roger LeRoy Miller
                                            ----------------------
                                            Name:   Roger LeRoy Miller
                                            Title:  President



                                            /s/ Roger LeRoy Miller
                                            ----------------------
                                            Roger LeRoy Miller



                                            /s/ Larry Mayle
                                            ---------------
                                            Larry Mayle

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